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                                                                   Exhibit 10.26

January 20, 2003

Via Facsimile

Mr. Stuart P. Dawley, Secretary
AirNet Communications Corporation
3950 Dow Road
Melbourne, Florida 32934

Re:   Conversion and Exchange of Series B Convertible Preferred Stock

Dear Mr. Dawley:

Pursuant to our letter to Mr. John Igoe dated January 20, 2003 and Section 6(a) of the Series B Convertible Preferred Stock Certificate of Designation of AirNet Communications Corporation (the "Company"), the undersigned, the holder of certificate A B003 for 318,471.33 shares of Series B Convertible Preferred Stock, $.01 par value ("Series B Preferred Stock"), of the Company, hereby irrevocably elects to convert and exchange all such Series B Preferred Stock in consideration of payment by the Company to Tandem PCS Investments, L.P. ("Tandem") of U.S. $500,000 and requests the issuance of 6,369,427 shares of the Company's common stock, $.001 par value ("Common Stock"). Subject to the closing of the contemplated transaction, the Common Stock Purchase Warrant dated May 15, 2001 for the purchase of up to 955,414 shares of AirNet Common Stock is hereby terminated.

We hereby request that the certificate or certificates for such shares be issued, at the closing of a contemplated financing of the Company in the amount of at least U.S.$16,000,000.00, in the name of Tandem, whose address is c/o CDP Capital Communications, Place Mercantile, 2001 Avenue McGill College, Montreal, Quebec, H3A 1G1, Canada, or such other person or persons in the amount or amounts as we shall designate in writing to the Company.

Certificate A B003 is enclosed for cancellation.

Very truly yours,                          Accepted and Agreed:

Tandem PCS Investments, L.P.               AirNet Communications Corporation

by Life Cycles Holding Co., GP

/s/ Sebastian Rheaume    /s/ M. Fafard      /s/ Stuart P. Dawley
--------------------------------------      ----------------------------------
Name:_________________________________      Name: Stuart P. Dawley
                                                 -----------------------------
Title:________________________________      Title: V.P. & General Partner
                                                  ----------------------------

Enclosure

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January 20, 2003

Via Facsimile

John G. Igoe, Esq.
Edwards & Angell, LLP
One North Clematis Street, Suite 400
West Palm Beach, Florida 33401

Re: AirNet Communications Corporation

Dear Mr. Igoe:

With reference to i) our letter to Mr. Dawley, Secretary of AirNet Communications Corporation (the "Company") dated January 20, 2003 providing notice of election to convert and exchange 318,471.33 shares of the Company's Series B Convertible Preferred Stock, $.01 par value, and the subsequent issuance of 6,369,427 shares of the Company's common stock, $.001 par value, (the "Conversion Letter") to Tandem PCS Investments, L.P. or its designee or designees ("Tandem") and ii) the execution of a General Release by Tandem in favor of the Company dated January 20, 2003 (the "General Release"), we understand that you shall hold such Conversion Letter, certificate A B001 enclosed therewith and the General Release (collectively, the "Escrowed Documents") in escrow pursuant to the terms and conditions set forth in the attached Escrow Agreement and deliver the Escrowed Documents to the Company at the closing of a contemplated corporate financing of at least U.S.$16,000,000.00 by TECORE, Inc. and SCP Private Equity Partners II, L.P., or affiliates thereof (the "Proposed Transaction").

If the Proposed Transaction has not closed by 5:00 p.m. EST, Wednesday, April 30, 2003, you are hereby instructed to immediately return the Escrowed Documents to the undersigned.

Please signify your acceptance of, and agreement with, the foregoing by signing below.

Very truly yours,                          Accepted and Agreed:

Tandem PCS Investments, L.P.               Edwards & Angell, LLP

by Life Cycles Holding Co., GP

/s/ Sebastian Rheaume    /s/ M. Fafard     /s/ John G. Igoe, P.A.
--------------------------------------     ----------------------------------
Name:_________________________________     Name: John G. Igoe P.A.
                                                -----------------------------
Title:________________________________     Title: Partner
                                                 ----------------------------

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                                 General Release

Tandem PCS Investments, L.P. does hereby, for itself and its predecessors, Affiliates (as defined below), successors and assigns (collectively referred to herein as "Tandem"), for and in consideration of the sum of Five Hundred Thousand U.S. Dollars (U.S. $500,000.00) and other good and valuable consideration, receipt of which is hereby acknowledged by Tandem, releases, acquits, and forever discharges AirNet Communications Corporation and its owners, trustees, agents, servants, directors, officers, employees, assigns, receivers, successors, members, shareholders, insurers, counsel, any subsidiary division, affiliate or corporation owned in whole or in part, or agency of said company or entity and/or their heirs, executors and administrators, as and if applicable (collectively referred to herein as "AirNet"), of and from all debts, claims, demands, causes of action, obligations, attorneys' fees, costs, rights to payment, right of indemnity or subrogation, suits, dues, sums of money, accounts, reckonings, covenants, contracts, controversies, agreements, promises and all damages and liabilities of any kind or nature whatsoever at law, in equity or otherwise, known or unknown, suspected or unsuspected, which Tandem in any capacity ever had, could have had, now has or may in the future have for or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this General Release including, but not limited to, all claims raised or which could have been raised in connection with Tandem's investment in AirNet.

As used above, "Affiliates" of any person, entity or party means any and all corporations, proprietorships, partnerships and business entities which, directly or indirectly or in whole or in part, own or control, are under common ownership or control with, or are owned or controlled by, such person, entity or party, as well as the individual officers, directors, partners, shareholders, employees, representatives, agents, heirs, assigns, trustees, co-venturers and liquidators of such party and all such Affiliates.

Tandem covenants, represents and warrants to AirNet that it has not transferred or assigned, or purported to transfer or assign any of the claims or rights affected or released herein and that Tandem is the sole and exclusive owner of their respective claims and/or rights affected or released herein.

Tandem represents that this General Release is a legal, valid and binding agreement of Tandem, and that it is enforceable by AirNet against Tandem, (and it's respective successors and assigns in interest), in accordance with its respective terms.

This General Release may not be modified orally, but only by a written amendment or supplement specifically referring to this General Release, which shall have been executed by AirNet and Tandem. This release shall be governed by the laws of the State of Florida.

    (Rest of Page is Intentionally Blank - Signature and Notary on Next Page)

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IN WITNESS WHEREOF, Tandem has caused the Agreement to be duly executed on
January 20, 2003.

                                  TANDEM PCS INVESTMENTS, L.P.


                                  By: Life Cycles Holding Co., GP
                                      ------------------------------------------
                                      /s/ Sebastian Rheaume
                                      /s/ M. Fafard

STATE OF ______________________
COUNTY OF _____________________


             The foregoing instrument was acknowledged before me this _________ day of _________________, 2003 by _________________, ________________ of Tandem
PCS Investments, L.P.

                                                  ______________________________
                                                  (Notary Signature and Seal)

                                                  ______________________________
                                                  (Print Name of Notary)

Personally known to me [ ] or produced identification [ ]
Type of identification produced: ______________________________

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